EEI Financial Conference November 2013 Exhibit 99.1

2013 EEI Investor Presentation Forward-Looking Statement Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; the outcome of contract negotiations for goods and services including transportation and labor agreements; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including but not limited to cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties. This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. 2

2013 EEI Investor Presentation Recent Events 3 Financial Review • Third quarter 2013 earnings per share of $0.93 compared with $0.95 in 2012 • Narrowed 2013 earnings per share guidance range from $1.44 - $1.64 to $1.54 - $1.64 Operations Update • KCP&L and GMO requested authorization from the Missouri Public Service Commission to implement an accounting authority order to defer certain incremental transmission costs in docket EU-2014-0077 • Southwest Power Pool approved KCP&L and GMO’s request to novate two approved regional projects to Transource Missouri ‒ SPP submitted its approval for FERC acceptance to novate the projects. Acceptance expected by 1Q 2014 Common Stock Dividend • Increased quarterly dividend by 5.7% from $0.2175 cents per share to $0.23 per share or from $0.87 per share to $0.92 per share on an annual basis • Narrowed dividend target payout ratio range from 50% - 70% to 55% - 70%

2013 EEI Investor Presentation • Solid Midwest fully regulated electric utility operating under the KCP&L brand • Company attributes – Regulated operations in Kansas and Missouri – ~831,300 customers / 2,952 employees – ~6,600 MW of primarily low-cost coal baseload generation – ~3,600 circuit miles of transmission lines; ~22,300 circuit miles of distribution lines – ~$9.6 billion in assets at 2012YE – ~$5.7 billion in rate base Total: ~ 22,992 MWhs1 Total: ~ 22,992 MWhs1 1 In thousands Total: ~ 27,953 MWhs1 Solid Vertically Integrated Midwest Utilities 2012 Retail MWh Sold by Customer Type 2012 Retail MWh Sales by Jurisdiction 2012 MWh Generated by Fuel Type Service Territories: KCP&L and GMO Business Highlights 4

2013 EEI Investor Presentation Investment Thesis • Solid track record of execution and constructive regulatory treatment • Focused on providing competitive total shareholder returns through earnings growth and a competitive dividend • Flexible investment opportunities with improved risk profile • Well positioned on the environmental investment curve • Expect growing competitive transmission opportunities through Transource Energy, LLC 5

2013 EEI Investor Presentation Track Record of Performance: Expanded Generation Capacity • Since 2005: – Increased baseload generation capacity by 56% – Added renewable energy portfolio of approximately 600 MW of wind and hydroelectric power – Added Iatan 2 to our fleet, a state-of-the-art coal fired power plant, providing flexibility to evaluate capacity additions and potential unit retirements Iatan 2, an 850-megawatt coal fired power plant recognized as the most efficient power plant in the U.S. by GP Strategies 6

2013 EEI Investor Presentation Track Record of Performance: Improved Environmental Footprint • Since 2005, invested approximately $1 billion on state-of-the-art emission controls • Additional $700 million in investments, with clear timeline for compliance, for air emission controls • Providing customers with affordable, reliable energy while also improving regional air quality 7 SO2 NOX 2005 – 2012: Reduced SO2 and NOx emissions by 64%

2013 EEI Investor Presentation Track Record of Performance: Regulatory Track Record • Since 2005: – Increased rate base by approximately 169% – Authorized revenue increases of approximately $691 million • Recovery mechanisms in place • Competitive retail rates on regional and national level Recovery Mechanisms • Energy Cost Adjustment (Rider): KCP&L – Kansas • Fuel Adjustment Clause (Rider): GMO • Quarterly Cost Adjustment (Rider): GMO Steam • Property Tax Surcharge (Rider): KCP&L – Kansas • Energy Efficiency Cost Recovery (Rider): KCP&L – Kansas • Pension and OPEB (Tracker): KCP&L – Missouri, KCP&L – Kansas and GMO • Demand-Side Investment Mechanism (Tracker): GMO • Renewable Energy Standards (Tracker): KCP&L-Missouri and GMO • Predetermination for La Cygne environmental upgrade project: KCP&L – Kansas • Construction Work in Progress in rate base (La Cygne only): KCP&L – Kansas 8

2013 EEI Investor Presentation Focused on top tier customer satisfaction and operational excellence In 2012, awarded the most reliable utility for the Plains Region for six consecutive years Targeting modest improvements in generation fleet to improve unit availability and performance Track Record of Performance: Operational Excellence KCP&L No. 1 in Plains Region 9

2013 EEI Investor Presentation Earnings Credit Profile Regulatory Lag • Improved earnings benefiting from approximately $150 million in new retail rates in 2013 • Narrowed 2013 EPS guidance range to $1.54 - $1.64, reflecting EPS growth of 18% at the midpoint • Strengthened credit profile, enabling us to increase common stock dividend three consecutive years • Standard & Poor’s revised outlook to ‘Positive’ from ‘Stable’ • Focused on diligently managing costs • Reduced regulatory lag through cost recovery mechanisms Track Record of Performance: Improved Financial Profile 1 Narrowed 2013 earnings per share guidance range from $1.44 - $1.64 to $1.54 - $1.64; 2 All ratios calculated using Standard and Poor’s methodology. Ratios are non-GAAP measures that are defined and reconciled to GAAP in Appendix; 3 Last twelve months (LTM) as of September 30, 2013 3 10 1 2

2013 EEI Investor Presentation Solid TSR Opportunities Ahead with Flexibility: Focused on Reducing Lag • Pursuit of legislative initiatives and regulatory mechanisms to reduce regulatory lag • Reduced headcount over 9% since 2008 and will continue to manage through attrition • Tight management of O&M cost without revenue offset in line with our view of demand 11

2013 EEI Investor Presentation Solid TSR Opportunities Ahead with Flexibility: Rate Base Growth 1 1 Projected Net Rate Base Additions, include: Projected Net plant additions – La Cygne Environmental, Wolf Creek, Accumulated Funds Used During Construction (“AFUDC”), and other infrastructure investments in excess of depreciation in rates; Projected Change in Deferred Taxes – Book versus tax depreciation differences and impacts of bonus depreciation 12

2013 EEI Investor Presentation Solid TSR Opportunities Ahead with Flexibility: Dividend Growth Targeting dividend growth of 4% - 6% • Increased common stock dividend from $0.87 per share to $0.92 per share on annual basis in November 2013 ‒ Dividend increased three consecutive years ‒ 11% increase in annual dividend since 2010 • Dividend yield of 3.9% as of November 5, 2013 2 • Narrowing dividend target payout ratio range from 50% - 70% to 55% - 70% • Paid a cash dividend on common stock every quarter since March 1921 1 Based on fourth quarter declared dividend 2 Based on November 2013 declared dividend 13

2013 EEI Investor Presentation Focused on Shareholder Value Creation • Target significant reduction in regulatory lag • Seek to deliver earnings growth and increasing and sustainable dividends as a key component of total shareholder return • Improvement in / stability of key credit metrics is a priority Flexible Investment Opportunities • Environmental – approximately $700 million capital projects planned with clear timeline for compliance; additional $600 - $800 million to comply with proposed or final environmental regulations where timeline for compliance is uncertain • Transmission – formed Transource Energy, LLC joint venture to pursue competitive transmission projects • Renewables – driven by Missouri and Kansas Renewable Portfolio Standards • Other Growth Opportunities – selective future initiatives that will leverage our core strengths Diligent Regulatory Approach • Proven track record of constructive regulatory treatment • Credibility with regulators in terms of planning and execution of large, complex projects • Competitive retail rates on a regional and national level supportive of potential future investment Excellent Relationships with Key Stakeholders • Customers – focused on top tier customer satisfaction • Suppliers – strategic supplier alliances focused on long-term supply chain value • Employees – strong relations between management and labor (3 IBEW locals) • Communities – leadership, volunteerism and high engagement in the areas we serve GXP – Attractive Platform for Shareholders 14

2013 EEI Investor Presentation • NYSE: GXP • www.greatplainsenergy.com • Company Contacts Kevin Bryant VP, Investor Relations and Strategic Planning and Treasurer Great Plains Energy (816) 556-2782 kevin.bryant@kcpl.com Tony Carreño Director, Investor Relations Great Plains Energy (816) 654-1763 anthony.carreno@kcpl.com Investor Relations Information 15

2013 EEI Investor Presentation Appendix Pages Operations Overview 17-29 2013 Earnings Guidance and Projected Drivers 30-34 Third Quarter and Year to Date 2013 Update 35-46 16

2013 EEI Investor Presentation Environmental1 • Estimated cost to comply with final regulations2 with clear timelines for compliance – Estimated Cost: approximately $700 million – Projects include: • La Cygne – on schedule for completion in 2015 ‒ Unit 1 (368 MW3) – scrubber and baghouse ‒ Unit 2 (343 MW3) – full Air Quality Control System (AQCS) • Mercury and Air Toxics Standards (MATS) environmental investments • Estimated cost of compliance with proposed or final regulations where timing is uncertain – Estimated Cost: $600 – $800 million – Includes Clean Air Act and Clean Water Act – Projects are less certain and timeframe cannot be estimated • Flexibility provided by environmental investments already made 1 KCP&L and GMO filed annual updates to Integrated Resource Plans (IRP) with the Missouri Public Service Commission in June 2013, outlining various resource planning scenarios for environmental compliance with its operations 2 Best Available Retrofit Technology and Mercury and Air Toxics Standards 3 KCP&L’s share of jointly-owned facility 17

2013 EEI Investor Presentation Key Steps to Completion Status • New Chimney Shell Erected Completed (2Q 2012) • Site Prep; Major Equipment Purchase Completed (3Q 2012) • Installation of Low Nox Burners for La Cygne 2 Completed (2Q 2013) • Major Construction 4Q 2012 – 2Q 2014 On schedule • Startup Testing 3Q 2014 On schedule • Tie-in Outage Unit 2 4Q 2014 On schedule • Tie-in Outage Unit 1 1Q 2015 On schedule • In-service 2Q 2015 On schedule La Cygne Generation Station • La Cygne Coal Unit 1 368 MW1 - Wet scrubber, baghouse, activated carbon injection • La Cygne Coal Unit 2 343 MW1 - Selective catalytic reduction system, wet scrubber, baghouse, activated carbon injection, over-fired air, low Nox burners • Project cost estimate, excluding AFUDC and property tax, $615 million1. Kansas jurisdictional share is $281 million • 2011 predetermination order issued in Kansas deeming project as requested and cost estimate to be reasonable • Project is on schedule and on budget 1 KCP&L’s 50% share La Cygne Environmental Upgrade, Construction Update 18

2013 EEI Investor Presentation • Company-owned assets and commitments in place that will increase renewable portfolio to approximately 600 MW of wind and hydroelectric power • Future renewable requirements driven by the Renewable Portfolio Standards (RPS) in Missouri and Kansas • Flexibility regarding acquisition of future renewable resources: – Through Purchased Power Agreements (PPAs) and purchases of Renewable Energy Credits (RECs); or – Adding to rate base if supported by credit profile and available equity and debt financing • Energy efficiency expected to be a key component of future resource portfolio: – Aggressive pursuit planned with appropriate regulatory recovery Based on three-year average peak retail demand Based on electricity provided to retail customers Renewable Energy and Energy Efficiency 19

2013 EEI Investor Presentation • Great Plains Energy (GXP) and American Electric Power (AEP) formed a joint venture, Transource Energy, LLC (Transource), to pursue competitive transmission projects – GXP owns 13.5% through a newly-formed subsidiary (GPE Transmission Holding Company, LLC) – AEP owns 86.5% through its subsidiary (AEP Transmission Holding Company, LLC) • GXP’s regulated subsidiaries, KCP&L and GMO, are seeking regulatory approval to novate two Southwest Power Pool (SPP) regional transmission projects that the companies have committed to build and are in various stages of development – Sibley-Nebraska City an SPP Priority Project1 - 345kV, GMO’s share is approximately 135 miles (180 miles total project and approximately $400 million estimated total costs), expected in-service: 2017 – Iatan-Nashua an SPP Balanced Portfolio Project - 345kV, approximately 30 miles, estimated total costs of approximately $65 million, expected in-service: 2015 – KCP&L and GMO to fund 100% of the costs of the two SPP projects until they are novated and will be reimbursed by Transource consistent with the ownership structure • Acceptance by FERC to novate the projects expected by 1Q 2014 Transource Overview 20 1 In June 2013, the final route for this line was determined and the previous total cost estimate, including GMO’s $380 million portion, is currently being reevaluated

2013 EEI Investor Presentation GPE Transmission Holding Company, LLC AEP Transmission Holding Company, LLC 86.5% 13.5% Great Plains Energy Incorporated American Electric Power Company, Inc. 100% 100% Missouri Transmission Projects Transource Ownership Structure Transource Missouri Transource Subsidiary (Future) Transource Subsidiary (Future) 21

2013 EEI Investor Presentation • Approximately 30-mile 345 kV transmission line and related facilities between the Iatan and Nashua substations in Missouri • Estimated Project Cost: $65 million • Expected In-service: 2015 • Approved as SPP ‘Balanced Portfolio’ project in 2009 • Expected benefits greater than cost; increases system reliability; reduces congestion; reduces regional production costs; reduces congestion for power flows between SPP and MISO Iatan – Nashua Project 22

2013 EEI Investor Presentation • Approximately 135-mile (GMO’s share of the 180- mile project) 345 kV transmission line and related facilities between Nebraska and Missouri • Estimated Total Project Cost1: Approximately $400 million • Expected In-service: 2017 • Approved as the largest regional project in the SPP ‘Priority Projects’ portfolio in 2010 • Benefits: Priority Projects will increase reliability; reduce congestion; improve energy market efficiency; facilitate the integration of renewables; increase west-east transfer capability across the SPP Sibley – Nebraska City Project 23 1 In June 2013, the final route for this line was determined and the previous total cost estimate, including GMO’s $380 million portion, is currently being reevaluated.

2013 EEI Investor Presentation Application Regulatory Jurisdiction Case Number Date Filed Purpose Anticipated Date for Approval Certificate of Convenience and Necessity (CCN) MPSC EA-2013-0098 8/31/12 • Seeking a line CCN to construct, finance, own, operate, and maintain the Iatan-Nashua 345kV line and Sibley-Nebraska 345kV line within the state of Missouri Stipulation and Agreement approved in 3Q 2013 Authorization to Transfer MPSC EO-2012-0367 1 8/31/12 • Request authorization to transfer at cost certain transmission property to Transource Missouri, LLC • Grant waivers of Missouri Affiliate Transaction Rules Stipulation and Agreement approved in 3Q 2013 FERC 205 Filing FERC ER12-2554-000 2 8/31/12 • Request for incentive rate treatments for investment in Iatan-Nashua 345kV project and Sibley-Nebraska City 345kV project • Acceptance of Transource Missouri formula rate to capture and recover the costs of Transource Missouri’s investment in the projects and any future SPP-controlled transmission asset • Incentive rate treatment approved in 3Q 2012 • Formula rate settlement approved in 2Q 2013 Transource Missouri, LLC Regulatory Filings 24 • In October, the SPP approved the novation for the Iatan-Nashua and Sibley-Nebraska City projects to Transource Missouri. Acceptance by FERC expected by 1Q 2014 1 Regulatory filing made by KCP&L and GMO 2 Transource will receive revenue through FERC formula rates for the Iatan-Nashua and Sibley-Nebraska City projects once they are novated

2013 EEI Investor Presentation Incentive Requested Iatan-Nashua Project Sibley-Nebraska City Project Commission Ruling RTO Adder 50 basis points 50 basis points Granted ROE Risk Adder None 100 basis points Granted CWIP in Transmission Rate Base Yes Yes Granted Abandonment Yes Yes Granted Pre-commercial Costs/Regulatory Asset Yes Yes Granted Hypothetical (60% Equity/40% Debt) Capital Structure During Construction Yes Yes Granted Single-Issue Ratemaking: ROE Yes Yes Denied • FERC Order approved a base ROE of 9.8% with a 55% cap on the equity component of the post-construction capital structure. Inclusive of the incentives granted below, the weighted average all-in rate for the Iatan-Nashua and Sibley-Nebraska City projects is expected to be approximately 11.1% FERC 205 Filing - Case Number ER12-2554-000 25

2013 EEI Investor Presentation Economic Development Activity Ford Motor Company investing $1.1 billion in its Kansas City Assembly Plant, adding approximately 2,000 jobs to support demand for F-150 truck and production of the Transit commercial van in 1Q 2014 BNSF Railway’s completes new $250 million, state-of-the-art, intermodal facility, providing businesses with a direct connection to global supply chain Diverse service territory including telecommunications, data centers and biotechnology Housing Continued improvement in Kansas City area home construction •Year-to-date September 2013, housing permits at 5-year high, increasing 50% compared to the same period in 2012 •September 2013, average new home prices continued to rise, increasing 11% compared to the same period in 2012 Unemployment1 Kansas City area unemployment rate of 7.2% in August 2013 remains below the national average of 7.3% Local Economy 26 1 On a non-seasonally adjusted basis

2013 EEI Investor Presentation Key Elements of 2006 - 2012 Rate Cases 27 Rate Case Outcomes ($millions) Rate Jurisdiction Date Filed Effective Date Rate Base Rate-making Equity Ratio Return on Equity Rate Increase Approved ($) Rate Increase Approved (%) KCP&L – Missouri 2/1/2006 1/1/2007 $1,270 53.69% 11.25% $50.6 10.5% KCP&L – Missouri 2/1/2007 1/1/2008 $1,298 57.62% 10.75% $35.3 6.5% KCP&L – Missouri 9/5/2008 9/1/2009 $1,4961 46.63% n/a2 $95.0 16.16% KCP&L – Missouri 6/4/2010 5/4/2011 $2,036 46.30% 10.00% $34.8 5.25% KCP&L – Missouri 2/27/2012 1/26/2013 $2,052 52.25%3 9.7% $67.4 9.6% KCP&L – Kansas 1/30/2006 1/1/2007 $1,0001 n/a n/a2 $29.0 7.4% KCP&L – Kansas 2/28/2007 1/1/2008 $1,1001 n/a n/a2 $28.0 6.5% KCP&L – Kansas 9/5/2008 8/1/2009 $1,2701 50.75% n/a2 $59.0 14.4% KCP&L – Kansas 12/17/2009 12/1/2010 $1,781 49.66% 10.00% $22.0 4.6% KCP&L – Kansas 4/20/12 1/1/2013 $1,798 51.82% 9.5% $33.2 6.7% GMO - Missouri 7/3/2006 5/31/2007 $1,104 48.17% 10.25% $58.8 Refer to fn. 4 GMO - Missouri 9/5/2008 9/1/2009 $1,4741 45.95% n/a2 $63.0 Refer to fn. 5 GMO - Missouri 6/4/2010 6/25/2011 $1,758 46.58% 10.00% $65.5 Refer to fn. 6 GMO – Missouri 2/27/2012 1/26/2013 $1,830 52.25%3 9.7% $47.97 Refer to fn. 8 GMO (Steam) –Missouri 9/5/2008 7/1/2009 $14 n/a n/a2 $1.0 2.3% 1 Rate Base amounts are approximate amounts since the cases were black box settlements; 2 Not available due to black box settlement; 3 MPSC authorized an equity ratio of approximately 52.6% or approximately 52.3% after including other comprehensive income; 4 MPS 11.6%, L&P 12.8%; 5 MPS 10.5%, L&P 11.9%; 6 MPS 7.2%, L&P 21.3%; 7 L&P $21.7 million - includes full impact of phase in from rate case ER-2010-0356; 8 MPS 4.9%, L&P 12.7% - includes full impact of phase in from rate case ER-2010-0356

2013 EEI Investor Presentation KCP&L – Kansas KCP&L – Missouri GMO – MPS GMO – L&P Annual Revenue Increase (in millions) $ 33.2 $ 67.4 $ 26.2 $ 21.71 Percent Increase 6.7% 9.6% 4.9% 12.7%1 Rate Base (in millions) $ 1,798 $ 2,052 $ 1,364 $ 466 Authorized ROE 9.5% 9.7% 9.7% 9.7% Common Equity Ratio 51.8% 52.3%2 52.3%2 52.3%2 New Retail Rates Effective January 1, 2013 January 26, 2013 January 26, 2013 January 26, 2013 1 Includes full impact of phase in from rate case ER-2010-0356 2 MPSC authorized an equity ratio of approximately 52.6% or approximately 52.3% after including other comprehensive income 2012 Rate Case Summary 28

2013 EEI Investor Presentation State Commissioners 29 Missouri Public Service Commission (MPSC) Kansas Corporation Commission (KCC) Mr. Robert S. Kenney (D) Chairman (since March 2013) Current term began: July 2009 Current term expires: April 2015 Mr. Mark Sievers (R) Chairman (since May 2011) Originally appointed: May 2011 Current term expires: March 2015 Mr. Stephen M. Stoll (D) Commissioner Current term began: June 2012 Current term expires: December 2017 Mr. Thomas E. Wright (D) Commissioner Originally appointed: May 2007 Current term expires: March 2014 Mr. William P. Kenney (R) Commissioner Current term began: January 2013 Current term expires: January 2019 Ms. Shari Feist Albrecht (I) Commissioner Originally appointed: June 2012 Current term expires: March 2016 Mr. Daniel Y. Hall (D) Commissioner1 Current term began: September 2013 Current term expires: September 2019 Fifth Seat Vacant MPSC consists of five (5) members, including the Chairman, who are appointed by the Governor and confirmed by the Senate. • Members serve six -year terms (may continue to serve after term expires until reappointed or replaced) • Governor appoints one member to serve as Chairman KCC consists of three (3) members, including the Chairman, who are appointed by the Governor and confirmed by the Senate. • Members serve four-year terms (may continue to serve after term expires until reappointed or replaced) • Commissioners elect one member to serve as Chairman 1 Appointed by Governor in September 2013; appointment is subject to confirmation by the Missouri Senate

2013 EEI Investor Presentation EPS Growth Trajectory • 2012 EPS growth of 8% compared to 2011 • 2013 EPS guidance of $1.54 – $1.64 reflects EPS growth of 18% at the midpoint of the range 2013 Drivers • Assumes flat to 1% weather-normalized load growth • Benefit of new retail rates – full-year in Kansas and 11-months in Missouri • $28 million of O&M increases recovered in rates • Dilution from June 2012 equity units • Increase in Missouri property taxes and transmission costs • Continued proactive cost management − Workforce attrition − Outage management − Supply chain transformation − Rail contracts 2013 Earnings Considerations 30 1 1 Narrowed 2013 earnings per share guidance range from $1.44 - $1.64 to $1.54 - $1.64

2013 EEI Investor Presentation Debt • In March 2013, KCP&L issued $300 million 10-year senior unsecured notes with a coupon rate of 3.15% • In August 2013, GMO completed a private placement for an aggregate principal amount of $350 million, with a weighted average maturity of 21.4 years and a weighted average coupon rate of 4.15%, consisting of: – Series A: $125 million 12-year senior unsecured notes with a coupon rate of 3.49% – Series B: $75 million 20-year senior unsecured notes with a coupon rate of 4.06% – Series C: $150 million 30-year senior unsecured notes with a coupon rate of 4.74% Equity • No plans to issue equity 31 1 2013 financing strategy is subject to change, depending on capital expenditures, internal cash generation, market conditions and other factors 2013 Financing Strategy1

2013 EEI Investor Presentation • Effective income tax rate of approximately 35% • Federal/state combined statutory rate of approximately 38.9% impacted by: - AFUDC Equity (non-taxable) - Wind Production Tax Credits (PTC) - Amortization of Investment Tax Credits (ITC) • Do not expect to generate significant income tax liability or pay significant income taxes during 2013 due to: - Bonus depreciation of approximately $180 million - Ongoing wind PTC - Utilization of prior year Net Operating Losses (NOLs) and tax credits 2013 Guidance Assumptions Income Taxes 32

2013 EEI Investor Presentation • Year-end 2012 deferred income taxes include: – $217.5 million tax credit carry forwards primarily related to Advanced Coal ITCs, wind PTCs, and Alternative Minimum Tax (AMT) credits ($88.1 million related to GMO acquisition) o Coal and wind credits expire in years 2028 to 2032 o AMT credits do not expire o $0.5 million valuation allowance on federal and state tax credits – $517.2 million of tax benefits on NOL carry forwards ($352.7 million related to the GMO acquisition) o Federal NOL carry forwards expire in years 2023 to 2031 o $23.3 million valuation allowance on state NOL tax benefits • Do not expect to generate significant income tax liability during 2013 (see previous slide) • Do not anticipate paying significant income taxes through the end of 2018 – Expect to utilize year-end 2012 NOL and tax credit carry forwards, net of valuation allowances – Estimate that impact of bonus depreciation in 2013 has delayed paying significant income taxes by about one year 2013 Guidance Assumption Deferred Income Tax 33

2013 EEI Investor Presentation 2014 and 2015 Considerations 2014: •One additional month of new Missouri retail rates •La Cygne environmental upgrade AFUDC and abbreviated rate case in Kansas •Reduced capital expenditures assuming novation of two SPP approved regional transmission projects •New coal transportation contracts •Increasing property taxes and transmission costs under-recovered in Missouri •No plans to issue equity 2015: •La Cygne environmental upgrade in-service in 2Q 2015 •Anticipated new retail rates effective in 2016 on projected rate base of $6.5 billion •No plans to issue equity 34

2013 EEI Investor Presentation 2013 EPS 2012 EPS Change in EPS 1Q $ 0.17 $ (0.07) $ 0.24 2Q $ 0.41 $ 0.41 $ - 3Q $ 0.93 $ 0.95 $ (0.02) YTD1 $ 1.51 $ 1.34 $ 0.17 Third Quarter 2013 EPS Reconciliation Versus 2012 Note: Numbers may not add due to the effect of dilutive shares on EPS 1 As of September 30 Contributors to Change in 2013 EPS Compared to 2012 New Retail Rates WN Demand Interest Expense Wolf Creek Weather Other Margin Regulatory Items (in O&M) General Taxes 2012 Release of Uncertain Tax Positions Other & Dilution Total 1Q 2013 $ 0.09 $ 0.02 $ 0.08 $ 0.07 $ 0.07 $ (0.06) $ (0.03) $ (0.02) $ - $ 0.02 $ 0.24 2Q 2013 $ 0.17 $ - $ 0.03 $ - $ (0.12) $ (0.04) $ (0.02) $ (0.01) $ - $ (0.01) $ - 3Q 2013 $ 0.15 $ 0.08 $ - $ (0.01) $ (0.18) $ 0.01 $ (0.02) $ (0.01) $ (0.03) $ (0.01) $ (0.02) YTD1 $ 0.40 $ 0.10 $ 0.10 $ 0.05 $ (0.24) $ (0.08) $ (0.07) $ (0.04) $ (0.03) $ (0.02) $ 0.17 35

2013 EEI Investor Presentation Financial Review 2013 Earnings Guidance • Narrowed 2013 earnings per share guidance range to $1.54 – $1.64 2013 Year-To-Date Trends1 • Year-to-date weather-normalized retail MWh sales up 1% compared to 2012, in line with full-year expectations of flat to 1% • Continued diligent cost management Financing Activity • Completed GMO private placement for an aggregate principal amount of $350 million, with a weighted average maturity of 21.4 years and a weighted average coupon rate of 4.15%2 • Extended the term of Great Plains Energy, KCP&L and GMO’s credit facilities, totaling $1.25 billion, through October 2018 1 As of September 30 2 Details in Appendix 36

2013 EEI Investor Presentation Earnings (millions) Earnings per Share 2013 2012 2013 2012 Electric Utility $ 145.4 $ 141.9 $ 0.95 $ 0.93 Other (2.3) 4.5 (0.02) 0.02 Net income 143.1 146.4 0.93 0.95 Less: Net income attributable to noncontrolling interest - (0.2) - - Net income attributable to Great Plains Energy 143.1 146.2 0.93 0.95 Preferred dividends (0.4) (0.4) - - Earnings available for common shareholders $ 142.7 $ 145.8 $ 0.93 $ 0.95 Common stock outstanding for the quarter averaged 153.8 million shares, compared with 153.4 for the same period in 2012 Great Plains Energy Consolidation Earnings and Earnings Per Share – Three Months Ended September 30 (Unaudited) 37

2013 EEI Investor Presentation Earnings (millions) Earnings per Share 2013 2012 2013 2012 Electric Utility $ 238.5 $ 210.2 $ 1.55 $ 1.45 Other (5.8) (15.0) (0.04) (0.10) Net income 232.7 195.2 1.51 1.35 Preferred dividends (1.2) (1.2) - (0.01) Earnings available for common shareholders $ 231.5 $ 194.0 $ 1.51 $ 1.34 Common stock outstanding year to date averaged 153.7 million shares, about 6% higher than the same period in 2012 Great Plains Energy Consolidation Earnings and Earnings Per Share – Year to Date September 30 (Unaudited) 38

2013 EEI Investor Presentation Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission of electricity by others. The Company’s expense for fuel, purchased power and transmission of electricity by others, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L’s Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses. Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment’s operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company’s definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above. Three Months Ended September 30 (millions) Year-to-Date September 30 (millions) 2013 2012 2013 2012 Operating revenues $ 765.0 $ 746.2 $ 1,907.5 $ 1,829.5 Fuel (156.6) (164.7) (410.0) (422.1) Purchased power (25.7) (17.9) (99.4) (69.5) Transmission of electricity by others (13.6) (9.8) (37.9) (25.9) Gross margin $ 569.1 $ 553.8 $ 1,360.2 $ 1,312.0 Great Plains Energy Reconciliation of Gross Margin to Operating Revenues (Unaudited) 39

2013 EEI Investor Presentation Great Plains Energy Debt ($ in Millions) KCP&L GMO 1 GPE Consolidated Amount Rate 2 Amount Rate 2 Amount Rate 2 Amount Rate 2 Short-term debt $ 133.7 0.92% $ 109.3 0.88% $ 6.0 1.94% $ 249.0 0.93% Long-term debt3 2,312.1 5.13% 468.2 4.96% 742.6 5.30% 3,522.9 5.14% Total $2,445.8 4.90% $577.5 4.19% $748.6 5.27% $3,771.9 4.86% Secured debt = $795 (21%), Unsecured debt = $2,977 (79%) 1 Great Plains Energy guarantees approximately 23% of GMO’s debt 2 Weighted Average Rates – excludes premium / discounts and other amortizations 3 Includes current maturities of long-term debt 4 Includes long-term debt maturities through December 31, 2022 Long-Term Debt Maturities 4 Current Credit Ratings Moody’s Standard & Poor’s Great Plains Energy Outlook Corporate Credit Rating Preferred Stock Senior Unsecured Debt Stable - Ba2 Baa3 Positive BBB BB+ BBB- KCP&L Outlook Senior Secured Debt Senior Unsecured Debt Commercial Paper Stable A3 Baa2 P-2 Positive A- BBB A-2 GMO Outlook Senior Unsecured Debt Commercial Paper Stable Baa3 P-3 Positive BBB A-2 September 30, 2013 Debt Profile and Current Credit Ratings 40

2013 EEI Investor Presentation September 30, 2013 Liquidity Key Credit Ratios for Great Plains Energy and Liquidity ($ in millions) KCP&L GMO GPE Total Aggregate Bank Commitments3 $710.0 $530.0 $200.0 $1,440.0 Outstanding Facility Draws 0.0 0.0 6.0 6.0 Outstanding Letters of Credit 3.8 14.6 1.8 20.2 A/R Securitization Facility Draws 110.0 80.0 0.0 190.0 Available Capacity Under Facilities 596.2 435.4 192.2 1,223.8 Outstanding Commercial Paper 23.7 29.3 - 53.0 Available Capacity Less Outstanding Commercial Paper $572.5 $406.1 $192.2 $1,170.8 3 Includes KCP&L $110M and GMO $80M accounts receivable securitization facilities 1 All ratios calculated using Standard and Poor’s methodology. Ratios are non-GAAP measures that are defined and reconciled to GAAP in Appendix 2 Last twelve months (LTM) as of September 30, 2013 2 2 41

2013 EEI Investor Presentation Customer Consumption Retail MWh Sales Growth Rates 3Q 2013 Compared to 3Q 2012 YTD 2013 Compared to YTD 20121 Total Change in MWh Sales Weather – Normalized Change in MWh Sales % of Retail MWh Sales Total Change in MWh Sales Weather – Normalized Change in MWh Sales2 % of Retail MWh Sales Residential (8.7%) 3.3% 42% (2.2%) 2.8% 40% Commercial (1.0%) 1.9% 45% (1.1%) 0.1% 47% Industrial 2.8% 4.2% 13% (2.9%) (1.3%) 13% (4.0%) 2.8%3 (1.8%) 1.0%3 1 As of September 30 2 Excluding 2012 Leap Day sales 3 Weighted average 42

2013 EEI Investor Presentation Considerations Generating • Includes costs associated with our 47% interest in Wolf Creek Distribution and Transmission • Includes costs associated with our vehicle fleet and expanding service areas SPP transmission projects • Reflects 100% of the costs associated with Iatan-Nashua and Sibley-Maryville-Nebraska City projects which we expect to novate to Transource by 2014 upon regulatory approval. Once novated to Transource, Great Plains Energy will fund 13.5% of the SPP transmission projects • In June 2013, the final route for the Sibley-Maryville-Nebraska City transmission line was determined and the previous total cost estimate, including GMO’s portion is currently being reevaluated General • Costs associated with facilities and information systems Environmental • Costs associated with our share of environmental upgrades at La Cygne station expected to be completed in 2015 Projected Utility Capital Expenditures1 43 Projected Utility Capital Expenditures (In Millions) 2013 2014 2015 Generating Facilities $ 245.4 $ 230.2 $ 230.2 Distribution and transmission facilities 192.3 199.1 204.4 SPP – approved regional transmission projects 73.6 76.0 97.7 General facilities 45.7 54.9 53.3 Nuclear fuel 5.5 1.6 47.9 Environmental 162.4 148.8 82.0 Total utility capital expenditures $ 724.9 $ 710.6 $ 715.5 1 Projected capital expenditures excludes Allowance for Funds Used During Construction (AFUDC)

2013 EEI Investor Presentation Funds from operations (FFO) to adjusted debt is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). FFO to adjusted debt, as used by Great Plains Energy, is defined in accordance with Standard & Poor’s methodology used for calculating FFO to debt. The numerator of the ratio is defined as net cash from operating activities (GAAP) plus non-GAAP adjustments related to operating leases, hybrid securities, post-retirement benefit obligations, capitalized interest, power purchase agreements, asset retirement obligations, changes in working capital and decommissioning fund contributions. The denominator of the ratio is defined as the sum of debt balances (GAAP) plus non-GAAP adjustments related to some of the same items adjusted for in the numerator and other adjustments related to securitized receivables and accrued interest. Management believes that FFO to adjusted debt provides a meaningful way to better understand the Company’s credit profile. FFO to adjusted debt is used internally to help evaluate the possibility of a change in the Company’s credit rating. Credit Metric Reconciliation to GAAP 1 Last twelve months (LTM) as of September 30, 2013 2010 2011 2012 LTM1 Funds from operations Net cash from operating activities 552.1$ 443.0$ 663.8$ 760.7$ Adjustments to reconcile net cash from operating activities to FFO: Operating leases 8.7 11.1 10.8 11.2 Intermediate hybrids reported as debt 28.8 28.8 7.2 Intermediate hybrids reported as equity (0.8) (0.8) (0.8) (0.8) Post-retirement benefit obligations 24.4 65.3 25.7 25.7 Capitalized interest (28.5) (5.8) (5.3) (9.4) Power purchase agreements 8.3 1.6 7.8 8.1 Asset retirement obligations (7.0) (6.6) (4.8) (4.8) Reclassification of working-capital changes 95.1 (0.8) 5.0 (46.0) US decommissioning fund contributions (3.7) (3.4) (3.3) (3.3) Total adjustments 125.3 89.4 42.3 (19.3) Funds from operations 677.4$ 532.4$ 706.1$ 741.4$ Adjusted Debt Notes payable 9.5$ 22.0$ 12.0$ 6.0$ Collateralized note payable 95.0 95.0 174.0 190.0 Commercial paper 263.5 267.0 530.1 53.0 Current maturities of long-term debt 485.7 801.4 263.1 7.1 Long-term Debt 2,942.7 2,742.3 2,756.8 3,515.8 Total debt 3,796.4 3,927.7 3,736.0 3,771.9 Adjustments to reconcile total debt to adjusted debt: Trade receivables sold or securitized Operating leases 142.5 127.2 127.4 130.6 Intermediate hybrids reported as debt (287.5) (287.5) Intermediate hybrids reported as equity 19.5 19.5 19.5 19.5 Post-retirement benefit obligations 280.5 303.1 364.2 364.2 Accrued interest not included in reported debt 75.4 76.9 41.5 59.9 Power purchase agreements 19.6 105.8 129.5 131.7 Asset retirement obligations 41.1 40.4 37.1 37.1 Total adjustments 291.1 385.4 719.2 743.0 Adjusted Debt 4,087.5$ 4,313.1$ 4,455.2$ 4,514.9$ FFO / Adjusted Debt 16.6% 12.3% 15.8% 16.4% Funds from Operations (FFO) / Adjusted Debt 44

2013 EEI Investor Presentation Funds from operations (FFO) interest coverage ratio is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). FFO interest coverage, as used by Great Plains Energy, is defined in accordance with Standard & Poor’s methodology used for calculating FFO interest coverage. The numerator of the ratio is defined as net cash from operating activities (GAAP) plus non-GAAP adjustments related to operating leases, hybrid securities, post-retirement benefit obligations, capitalized interest, power purchase agreements, asset retirement obligations, changes in working capital and decommissioning fund contributions plus adjusted interest expense (non-GAAP). The denominator of the ratio, adjusted interest expense, is defined as interest charges (GAAP) plus non-GAAP adjustments related to some of the same items adjusted for in the numerator and other adjustments needed to match Standard & Poor’s calculation. Management believes that FFO interest coverage provides a meaningful way to better understand the Company’s credit profile. FFO interest coverage is used internally to help evaluate the possibility of a change in the Company’s credit rating. Credit Metric Reconciliation to GAAP 1 Last twelve months (LTM) as of September 30, 2013 2010 2011 2012 LTM1 Funds from operations Net cash from operating activities 552.1$ 443.0$ 663.8$ 760.7$ Adjustments to reconcile net cash from operating activities to FFO: Operating leases 8.7 11.1 10.8 11.2 Intermediate hybrids reported as debt 28.8 28.8 7.2 Intermediate hybrids reported as equity (0.8) (0.8) (0.8) (0.8) Post-retirement benefit obligations 24.4 65.3 25.7 25.7 Capitalized interest (28.5) (5.8) (5.3) (9.4) Power purchase agreements 8.3 1.6 7.8 8.1 Asset retirement obligations (7.0) (6.6) (4.8) (4.8) Reclassification of working-capital changes 95.1 (0.8) 5.0 (46.0) US decommissioning fund contributions (3.7) (3.4) (3.3) (3.3) Total adjustments 125.3 89.4 42.3 (19.3) Funds from operations 677.4$ 532.4$ 706.1$ 741.4$ Interest expense Interest charges 184.8$ 218.4$ 220.8$ 198.0$ Adjustments to reconcile interest charges to adjusted interest expense: Trade receivables sold or securitized Operating leases 8.1 7.7 7.5 7.0 Intermediate hybrids reported as debt (28.8) (28.8) (14.4) Intermediate hybrids reported as equity 0.8 0.8 0.8 0.8 Post-retirement benefit obligations 19.4 17.6 12.0 12.0 Capitalized interest 28.5 5.8 5.3 9.4 Power purchase agreements 2.9 6.1 7.6 7.3 Asset retirement obligations 8.7 9.3 9.2 9.2 Other adjustments (2.4) Total adjustments 37.2 18.5 28.0 45.7 Adjusted interest expense 222.0$ 236.9$ 248.8$ 243.7$ FFO interest coverage (x) 4.1 3.2 3.8 4.0 Funds from Operations (FFO) Interest Coverage 45

2013 EEI Investor Presentation Adjusted debt to total adjusted capitalization is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Adjusted debt to total adjusted capitalization, as used by Great Plains Energy, is defined in accordance with Standard & Poor’s methodology used for calculating the ratio of debt to debt and equity. The numerator of the ratio, adjusted debt, is defined as the sum of debt balances (GAAP) plus non-GAAP adjustments related to securitized receivables, operating leases, hybrid securities, post- retirement benefit obligations, accrued interest, power purchase agreements and asset retirement obligations. The denominator of the ratio, total adjusted capitalization, is defined as the sum of equity balances (GAAP) plus non- GAAP adjustments related to hybrid securities plus the non-GAAP adjusted debt as defined for the numerator. Management believes that adjusted debt to total adjusted capitalization provides a meaningful way to better understand the Company’s credit profile. Adjusted debt to total adjusted capitalization is used internally to help evaluate the possibility of a change in the Company’s credit rating. Credit Metric Reconciliation to GAAP 2010 2011 2012 3Q2013 Adjusted Debt Notes payable 9.5$ 22.0$ 12.0$ 6.0$ Collateralized note payable 95.0 95.0 174.0 190.0 Commercial paper 263.5 267.0 530.1 53.0 Current maturities of long-term debt 485.7 801.4 263.1 7.1 Long-term Debt 2,942.7 2,742.3 2,756.8 3,515.8 Total debt 3,796.4 3,927.7 3,736.0 3,771.9 Adjustments to reconcile total debt to adjusted debt: Trade receivables sold or securitized Operating leases 142.5 127.2 127.4 130.6 Intermediate hybrids reported as debt (287.5) (287.5) Intermediate hybrids reported as equity 19.5 19.5 19.5 19.5 Post-retirement benefit obligations 280.5 303.1 364.2 364.2 Accrued interest not included in reported debt 75.4 76.9 41.5 59.9 Power purchase agreements 19.6 105.8 129.5 131.7 Asset retirement obligations 41.1 40.4 37.1 37.1 Total adjustments 291.1 385.4 719.2 743.0 Adjusted Debt 4,087.5$ 4,313.1$ 4,455.2$ 4,514.9$ Total common shareholders' equity 2,885.9$ 2,959.9$ 3,340.0$ 3,487.0$ Noncontrolling interest 1.2 1.0 - - Total cumulative preferred stock 39.0 39.0 39.0 39.0 Total equity 2,926.1 2,999.9 3,379.0 3,526.0 Adjustments to reconcile total equity to adjusted equity: Intermediate hybrids reported as debt 287.5 287.5 Intermediate hybrids reported as equity (19.5) (19.5) (19.5) (19.5) Total adjustments 268.0 268.0 (19.5) (19.5) Adjusted Equity 3,194.1$ 3,267.9$ 3,359.5$ 3,506.5$ Total Adjusted Capitalization 7,281.6$ 7,581.0$ 7,814.7$ 8,021.4$ Adjusted Debt / Total Adjusted Capitalization 56.1% 56.9% 57.0% 56.3% Adjusted Debt / Total Adjusted Capitalization 46